Exhibit 99.1


         CERTIFICATION PURSUANT TO
          18 U.S.C. SECTION 1350,
           AS ADOPTED PURSUANT TO
             SECTION 906 OF THE
         SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Othnet, Inc. (the "Company") on Form 10-QSB for the period ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1)  The Report fully complies with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange
     Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:     March 17, 2003      By:  /s/ Jeffrey Wattenberg
                                  Jeffrey Wattenberg,
                                  President and Chief
                                  Executive Officer


Date:     March 17, 2003      By:  /s/ Jeffrey Wattenberg
                                  Jeffrey Wattenberg,
                                  Principal Financial Officer